UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2024
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02     Results of Operations and Financial Condition.

Zuora, Inc. (Zuora) announced a workforce reduction plan today resulting in a net reduction of 8% of our workforce that is designed to better align the organization with the company’s current business priorities and enable further investment in key areas, along with strengthening our commitment to profitable growth. Zuora also announced its preliminary expectations that, for its fourth quarter and fiscal year ended January 31, 2024, subscription revenue, total revenue, non-GAAP income from operations, and adjusted free cash flow are expected to be consistent with previous guidance as reported in the “Financial Outlook” section of its earnings press release for the third fiscal quarter of 2024 as furnished in its Current Report on Form 8-K on November 29, 2023. For the period ended January 31, 2024, we currently anticipate Annual Recurring Revenue (ARR) growth of approximately 10-10.5% year-over-year, and dollar-based retention rate (DBRR) will be approximately 106%.

These preliminary expectations are based on information available to Zuora as of the date of this Current Report on Form 8-K (this “Form 8-K”) and are subject to the completion of Zuora’s year-end financial closing procedures and audit by Zuora’s independent registered public accounting firm. Zuora expects to release its final fourth quarter and fiscal 2024 financial results in more detail and host a conference call in conjunction with the quarterly earnings release in the coming weeks.

Explanation of key financial metrics:

Annual Recurring Revenue (ARR). ARR represents the annualized recurring value at the time of initial booking or contract modification for all active subscription contracts at the end of a reporting period. ARR excludes the value of non-recurring revenue such as professional services revenue as well as contracts with new customers with a term of less than one year. ARR should be viewed independently of revenue and deferred revenue, and is not intended to be a substitute for, or combined with, any of these items. ARR growth is calculated by dividing the ARR as of a period end by the ARR for the corresponding period end of the prior fiscal year.

Dollar-based Retention Rate (DBRR). We calculate DBRR as of a period end by starting with the sum of the annual contract value (ACV) from all customers as of twelve months prior to such period end, or prior period ACV. We then calculate the sum of the ACV from these same customers as of the current period end, or current period ACV. Current period ACV includes any upsells and also reflects contraction or attrition over the trailing twelve months but excludes revenue from new customers added in the current period. We then divide the current period ACV by the prior period ACV to arrive at our dollar-based retention rate.

Annual Contract Value (ACV). We define ACV as the subscription revenue we would contractually expect to recognize from a customer over the next twelve months, assuming no increases or reductions in their subscriptions. We define the number of customers at the end of any particular period as the number of parties or organizations that have entered into a distinct subscription contract with us and for which the term has not ended. Each party with whom we have entered into a distinct subscription contract is considered a unique customer, and in some cases, there may be more than one customer within a single organization.

Explanation of non-GAAP financial measures:

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this Form 8-K refers to non-GAAP financial measures: non-GAAP income from operations and adjusted free cash flow. Because we have not yet completed our year-end financial closing process, management does not have specific quantifications of the amounts that would be required to provide a reconciliation of income from operations, which is the most directly comparable financial measure calculated and presented in accordance with GAAP, to non-GAAP income from operations, and net cash used in operating activities, which is the most directly comparable financial measure calculated and presented in accordance with GAAP, to adjusted free cash flow, for the fourth quarter and fiscal year ended January 31, 2024. We believe there is a degree of variability with respect to certain of the GAAP measures and certain adjustments made to arrive at the relevant non-GAAP measure that precludes us from providing an accurate preliminary estimate of a GAAP to non-GAAP reconciliation without unreasonable effort or expense. As a result, we believe providing estimates of the amounts that would be required to reconcile the range of our expected non-GAAP income from operations and our adjusted free cash flow would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above. We intend to present final non-GAAP income from operations and adjusted free cash flow for the fourth quarter and fiscal year ended January 31, 2024, with a reconciliation to income from operations and net cash used in operating activities, respectively, when we release our earnings report for such period. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

We use non-GAAP financial measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our Board of Directors concerning our financial performance. We believe that our non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We also believe that our non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

We exclude one or more of the following items from our non-GAAP financial measures referred to herein:

•Stock-based compensation expense. We exclude stock-based compensation expense, which is a non-cash expense, because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, stock-based compensation expense is not comparable across companies given it is calculated using a variety of valuation methodologies and subjective assumptions.

•Amortization of acquired intangible assets. We exclude amortization of acquired intangible assets, which is a non-cash expense, because we do not believe it has a direct correlation to the operation of our business.

•Charitable contributions. We exclude expenses associated with charitable donations of our common stock. We believe that excluding these non-cash expenses allows investors to make more meaningful comparisons between our operating results and those of other companies.

•Shareholder litigation. We exclude non-recurring charges and benefits, net of insurance recoveries, including litigation expenses and settlements, related to shareholder litigation matters that are outside of the ordinary course of our business. We believe these charges and benefits do not have a direct correlation to the operations of our business and may vary in size depending on the timing and results of such litigation and related settlements.

•Asset impairment. We exclude non-cash charges for impairment of assets, including impairments related to internal-use software, office leases, and acquired intangible assets. Impairment charges can vary significantly in terms of amount and timing and we do not consider these charges indicative of our current or past operating performance. Moreover, we believe that excluding the effects of these charges allows investors to make more meaningful comparisons between our operating results and those of other companies.

•Acquisition-related transactions. We exclude acquisition-related transactions (including integration-related charges) that are not related to our ongoing operations, including expenses we incurred and gains or losses recognized on contingent consideration related to our acquisition of Zephr. We do not consider these transactions reflective of our core business or ongoing operating performance.

•Workforce reductions. We exclude charges related to workforce reduction plans, including severance, health care and related expenses. We believe these charges are not indicative of our continuing operations.

Additionally, we disclose "adjusted free cash flow", which is a non-GAAP measure that excludes acquisition-related costs (including integration-related charges) and expenses related to non-ordinary course litigation (including settlement charges) from GAAP operating cash flows, and includes capital expenditures. We believe this measure is meaningful to investors because management reviews cash flows generated from operations excluding such expenditures that are not related to our ongoing operations.

Zuora also provides subscription revenue and total revenue, including year-over-year growth rates, adjusted to remove the impact of foreign currency rate fluctuations, which we refer to as constant currency. We believe providing revenue on a constant currency basis helps our investors to better understand our underlying performance. We calculate constant currency in a given period by applying the average currency exchange rates in the comparable period of the prior year to the local currency revenue in the current period.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

The information furnished under Item 2.02 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.05    Cost Associated with Exit or Disposal Activities.

On January 27, 2024, Zuora’s Board of Directors approved the workforce reduction plan described above to better align the organization with the company’s current business priorities and enable further investment in key priority areas, along with strengthening our commitment to profitable growth (the “Reduction Plan”). The net impact is an 8% reduction in headcount, as some roles are eliminated or relocated, and new roles will be hired in certain teams and locations. Approximately 60% of the net reduction is outside the United States.

We expect to incur charges of approximately $11.0 million consisting primarily of termination benefits to the impacted employees, including severance payments, healthcare costs and job placement benefits. We expect substantially all of these charges to be cash expenditures. These charges will primarily be recognized in the fourth quarter of fiscal 2024 with the remaining charges recognized in the first half of fiscal 2025.

Potential position eliminations are subject to local law and consultation requirements, which may extend this process beyond the expected completion date in the first half of fiscal 2025 in certain cases. The charges that we expect to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ materially from the estimates disclosed above.

The costs associated with the Reduction Plan will be included in Zuora’s financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP) but will be excluded from its non-GAAP results.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Zuora’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “expects,” “anticipates”, “plans,” “believes,” “estimates,” “potential” or the negative of these words or other similar terms or expressions that concern Zuora’s expectations, strategy, plans or intentions. These forward-looking statements include expected financial metrics and results for the fourth quarter and fiscal year ended January 31, 2024, as well as the size and scope of the Restructuring Plan, the approximate amount and expected timing of the related charges, and the assumptions relating to the foregoing. Statements regarding future events are based on Zuora’s current expectations and are necessarily subject to associated risks related to the completion of the Restructuring Plan in the manner anticipated by Zuora. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including Zuora’s ability to achieve the benefits of the announced Restructuring Plan and possible changes in the size and timing of the related charges, local law, and Zuora's financial performance. For information regarding other factors that could cause Zuora’s results to vary from expectations, please see the “Risk Factors” section of Zuora’s periodic report filings with the Securities and Exchange Commission, including but not limited to our Form 10-Q filed with the Securities and Exchange Commission on December 7, 2023 as well as other documents that may be filed by us from time to time with the Securities and Exchange Commission. The statements in this Form 8-K represent our views as of the date of this report. Subsequent events and developments may cause our views to change. Zuora undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: February 1, 2024	By:	/s/ Todd McElhatton
Todd McElhatton
Chief Financial Officer